LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN BOND FUND

June 1, 1998

Dear Shareholder:

The six months ending April 30, 1998 was a good one for bonds and for your fund. The J.P. Morgan Bond Fund provided a solid total return of 3.54% for the period under review. For the reporting period, the fund's performance was slightly behind the 3.67% return for its benchmark, the Salomon Brothers Broad Investment Grade Bond Index. However, the fund outperformed its competitors, as measured by the Lipper Intermediate Investment Grade Debt Funds Average, which returned 3.21% for the period.

The fund's net asset value increased from $10.42 per share on October 31, 1997 to $10.45 per share at the end of the reporting period, after paying approximately $0.33 per share in dividends from ordinary income. The fund's net assets stood at $194.0 million at the end of the reporting period. The net assets of the U.S. Fixed Income Portfolio, in which the fund invests, totaled approximately $1.2 billion on April 30, 1998.

The report that follows includes a portfolio manager Q&A with William G. Tennille, a member of our portfolio management team. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,


/s/ Ramon de Oliverira                    /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS . . . .1     FUND FACTS AND HIGHLIGHTS. . . . . . .6

FUND PERFORMANCE . . . . . . . . .2     SPECIAL FUND-BASED SERVICES. . . . . .7

PORTFOLIO MANAGER Q&A. . . . . . .3     FINANCIAL STATEMENTS . . . . . . . . 10
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.



PERFORMANCE                         TOTAL RETURNS                AVERAGE ANNUAL TOTAL RETURN
                                    ----------------------      --------------------------------------------------------
                                    THREE          SIX           ONE            FIVE           TEN            SINCE
AS OF APRIL 30, 1998                MONTHS         MONTHS        YEAR           YEARS          YEARS          INCEPTION*
----------------------------------------------------------      --------------------------------------------------------
J.P. Morgan Bond Fund               1.00%          3.54%         10.31%         6.64%         8.15%           8.02%

Salomon Brothers Broad
   Investment Grade Bond Index      0.84%          3.67%         10.97%         6.94%         9.12%           8.97%

Bond Index**                        0.84%          3.67%         10.97%         6.94%         8.98%           8.84%

Lipper Intermediate Investment
   Grade Debt Funds Average         0.66%          3.21%          9.84%         6.17%         8.35%           8.24%

AS OF MARCH 31, 1998
-------------------------------------------------------------------------      -----------------------------------------
J.P. Morgan Bond Fund               1.68%          4.15%         11.32%         6.73%         8.04%           8.04%

Salomon Brothers Broad
   Investment Grade Bond Index      1.61%          4.61%         11.98%         7.00%         8.99%           8.99%

Bond Index**                        1.61%          4.61%         11.98%         7.00%         8.86%           8.86%

Lipper Intermediate Investment
   Grade Debt Funds Average         1.52%          3.94%         10.78%         6.17%         8.26%           8.26%






*3/11/88 -- COMMENCEMENT OF OPERATIONS (GROWTH AND AVERAGE ANNUAL TOTAL RETURNS BASED ON THE MONTH END FOLLOWING INCEPTION). THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 3/11/88 THROUGH 4/30/98 IS 7.98%.

**PRIOR TO OCTOBER 1, 1991, THE BENCHMARK WAS THE LEHMAN BROTHERS
GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX. COMMENCING OCTOBER 1, 1991, THE BENCHMARK IS THE SALOMON BROTHERS BROAD INVESTMENT GRADE BOND INDEX.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with WILLIAM G. TENNILLE, who is a member of the portfolio management team for the U.S. Fixed Income Portfolio, in which the fund invests. Bill joined Morgan in 1992 and has extensive experience across a broad range of markets, including mortgage securities and derivatives. This interview was conducted on May 19, 1998 and reflects Bill's views on that date.

EARLY IN THE FOURTH QUARTER OF 1997, THE EAST ASIAN MARKET TURMOIL WAS ERUPTING. CAN YOU GIVE US A FOLLOW-UP ON THAT SITUATION TO DATE?

WGT: Despite a brief lull in the East Asian crisis late last year, the situation is pretty much the same. The Asian currency problems effectively ended an extended period of declining volatility, but they also had some far-reaching, indirect effects as well.

When the Asian crisis erupted, everybody put their money into U.S. bonds, which in turn, drove interest rates in the U.S. down. Then, two things happened. Because rates in the U.S. dropped significantly, the amount of corporate issuance surged. This surge continued for two or three months, and was quite strong since many companies were scrambling to borrow more cheaply than they had a few years ago. At any rate, corporate spreads widened due to the increase in supply.

The second effect was sort of a parallel event in the mortgage sector. As a result of interest rates declining, people could suddenly refinance their mortgages at a lower rate. But as anyone who owns a home knows, there's a lag between the decision to refinance and the actual prepayment. So although it took two or three months for the situation to catch up, so to speak, once it hit, mortgage prepayments were pouring in. This of course hurt performance in the mortgage sector.

PLEASE ELABORATE ON HOW THE ASIAN SITUATION HAS SPECIFICALLY AFFECTED THE PORTFOLIO'S PERFORMANCE.

WGT: If you look at the situation, we watched two sectors -- corporates and mortgages -- affected by the Asian crisis, however indirectly. There was somewhat of a lag before we actually saw the effects, particularly with mortgages. There was also a slight lag with corporates, maybe a month or so. These factors hurt performance in the portfolio for a short period of time over the last few months, but not overly so. And we've definitely bounced back since the beginning of the year. The fact that the market rallied aided us in terms of performance, despite the Asian situation. Fortunately, we didn't have a large amount of holdings that would have been directly adversely affected. One of the ways we managed the situation was to do some exchanges out of some Asian paper into the new Korean sovereign issues, which are a lot more liquid and in effect, safer, in the event of another currency crisis such as this.

SINCE WE LAST SPOKE, IT SEEMS YOU'VE CHOSEN TO INCREASE THE PORTFOLIO'S WEIGHTINGS IN BOTH FOREIGN GOVERNMENT BONDS AND SHORT-TERM ASSETS. WHY? IS THIS A SIGNIFICANT MOVE WITHIN THE CONTEXT OF THE PORTFOLIO'S STRATEGY?

WGT: Actually, it was. We purchased the equivalent of T-bills from Germany and France, as our goal was to capitalize on an opportunity to earn through AAA securities. These securities earn roughly 80 basis points over Treasuries. So we decided to buy foreign -- in this case, German and French -- T-bills, and hedged them back to the dollar. In short, there's no currency risk, but it's a substantially higher yield than what we could have gotten in the U.S. market. And while the increase in weightings is somewhat significant in the context of our overall allocation for the fund, it would not seriously impact the portfolio either negatively or positively.

Another tactic we used was to selectively sell 30-year bonds and buy five-, seven- and ten-year bonds, simply because as the spreads widened, the difference in yield between the longer term issues and the shorter term issues disappeared a bit, and if we're just trying to add spread to the portfolio, it's a lot less risky to do it in a seven-year bond than in a 30-year bond.

SINCE DURATION IS OFTEN INSTRUMENTAL IN ACHIEVING A PORTFOLIO'S PERFORMANCE, WOULD YOU DISCUSS HOW, IF AT ALL, THE PORTFOLIO'S CURRENT POSITION HAS AFFECTED/DRIVEN PERFORMANCE? INVESTORS MAY BENEFIT FROM A BRIEF REVIEW OF HOW YOU USE DURATION TO GENERATE RETURNS.

WGT: Our overall philosophy is to spread risk over as many factors as we possibly can. It is for this reason we are actually not big duration players. Our goal is to add maybe 20 basis points of return over a year through duration. This is because we do not believe in making big bets when it comes to duration. If you make a huge duration bet one way and the market goes the other way, it's tragically costly. So we're not big bettors in that regard. The fund follows the Salomon Brothers Broad Investment Grade Bond Index, and we don't take positions greater than one-year longer or one-year shorter than that of the benchmark. It's a pretty set guideline that we don't often stray from.

WOULD YOU OFFER OUR SHAREHOLDERS YOUR OUTLOOK OR FORECAST FOR THE SECOND HALF OF 1998?

WGT: At the end of 1997, we saw the Asian crisis go on a lot longer than many of us expected, which meant the Asian companies and countries who used to buy our exports have essentially stopped doing so. They're concerned with exporting now, for the most part. And, they've been forced to cut prices, which means that nobody can raise prices on anything it seems, worldwide. This will likely continue for a while.

Logically, earnings have started to tail off a bit. For a while everyone expected the Federal Reserve to tighten in order to slow the economy down, but it looks like that won't be necessary. The Asian situation, looked at in terms of prices, collectively has probably made any such action by the Fed unnecessary.

If things continue along the same line as they have over the last seven or eight months, we're forecasting a decline in GDP. In that vein, we believe a tightening by the Fed is again, unlikely. The other significant ingredient in all of this is that Treasury issuance has declined substantially. This is primarily due to the fact that we now have a budget surplus -- there just isn't the need to raise as much money, and therefore Treasury issuance has declined substantially.

Having said that, interest rates are still quite low. That's going to affect returns to a certain extent. But considering the fact that there are fewer bonds out there and more people trying to buy them, we expect performance to be good. It's actually a good combination of events. Yes, yields are low, but as long as the supply remains low too and there's a decent amount of money out there available for the fixed income markets, and, as more investors speculate about the stock market -- fearing it will begin to go down -- more investors will look toward bonds for more security. Considering the forces of supply and demand, we anticipate that the bond market should do well, even considering further Asian shocks, which seem inevitable.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Bond Fund seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. It is designed for investors who seek a total return that is higher than that generally available from short-term obligations while recognizing the greater price fluctuation of longer-term instruments.


--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
3/11/88

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/98
$194,023,759

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 4/30/98
$1,173,776,333

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/11/98


EXPENSE RATIO
The fund's current annualized expense ratio of 0.66% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1998

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

CORPORATE OBLIGATIONS                         30.6%

U.S. AGENCY OBLIGATIONS                       29.7%

U.S. TREASURY OBLIGATIONS                     14.8%

COLLATERALIZED MORTGAGE OBLIGATIONS           14.0%

SOVEREIGN BONDS & FOREIGN GOVERNMENT BONDS     6.3%

SHORT-TERM INVESTMENTS                         3.0%

CONV. PREFERRED STOCK                          1.1%

CD                                             0.4%

CONVERTIBLE BONDS 0.1%

30-DAY SEC YIELD
6.44%

DURATION
4.91 years

QUALITY BREAKDOWN
AAA*                                            58%
AA                                               4%
A                                               11%
Other                                           27%

*INCLUDES U.S. GOVERNMENT AGENCY, TREASURY OBLIGATIONS, AND REPURCHASE
AGREEMENTS.

SPECIAL FUND-BASED SERVICES

PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

- create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives.

- make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends.

- make investments through the J.P. Morgan Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in the J.P. Morgan Funds.

IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, the J.P. Morgan Funds provide an excellent way to help you accumulate long-term wealth for retirement.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Past performance is no guarantee for future performance. Returns are net of fees and, assume the reinvestment of fund distributions. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                    THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN BOND FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Fixed Income Portfolio
  ("Portfolio"), at value                          $194,129,967
Receivable for Shares of Beneficial Interest Sold        60,512
Prepaid Trustees' Fees                                      604
Prepaid Expenses and Other Assets                         2,098
                                                   ------------
    Total Assets                                    194,193,181
                                                   ------------
LIABILITIES
Dividends Payable to Shareholders                        78,992
Shareholder Servicing Fee Payable                        31,775
Payable for Shares of Beneficial Interest
  Redeemed                                               25,175
Administrative Services Fee Payable                       4,623
Administration Fee Payable                                  627
Fund Services Fee Payable                                   626
Accrued Expenses                                         27,604
                                                   ------------
    Total Liabilities                                   169,422
                                                   ------------

NET ASSETS
Applicable to 18,561,158 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $194,023,759
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $10.45
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $190,321,364
Undistributed Net Investment Income                      65,581
Accumulated Net Realized Gain on Investment and
  Foreign Currency Contracts and Transactions           623,571
Net Unrealized Appreciation of Investment and
  Foreign Currency Contracts and Translations         3,013,243
                                                   ------------
    Net Assets                                     $194,023,759
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                     $6,316,362
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $1,119)                                     144,686
Allocated Portfolio Expenses                                    (331,958)
                                                              ----------
    Net Investment Income Allocated from
      Portfolio                                                6,129,090
FUND EXPENSES
Shareholder Servicing Fee                          $182,231
Administrative Services Fee                          27,217
Transfer Agent Fees                                  16,867
Fund Services Fee                                     2,863
Administration Fee                                    2,236
Trustees' Fees and Expenses                           1,316
Miscellaneous                                        32,286
                                                   --------
    Total Fund Expenses                                          265,016
                                                              ----------
NET INVESTMENT INCOME                                          5,864,074
NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY CONTRACTS AND TRANSACTIONS ALLOCATED
  FROM PORTFOLIO                                                 638,761
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY CONTRACTS AND
  TRANSLATIONS ALLOCATED FROM PORTFOLIO                         (131,367)
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $6,371,468
                                                              ----------
                                                              ----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                    APRIL 30,      FOR THE FISCAL
                                                       1998          YEAR ENDED
                                                   (UNAUDITED)    OCTOBER 31, 1997
                                                   ------------   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $  5,864,074   $     9,986,333
Net Realized Gain on Investment and Foreign
  Currency Contracts and Transactions Allocated
  from Portfolio                                        638,761         1,033,621
Net Change in Unrealized Appreciation of
  Investment and Foreign Currency Contracts and
  Translations Allocated from Portfolio                (131,367)        1,911,934
                                                   ------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                      6,371,468        12,931,888
                                                   ------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (5,870,319)       (9,936,043)
Net Realized Gain                                            --        (1,045,442)
                                                   ------------   ----------------
    Total Distributions to Shareholders              (5,870,319)      (10,981,485)
                                                   ------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     56,391,025        65,618,278
Reinvestment of Dividends and Distributions           5,339,175        10,140,996
Cost of Shares of Beneficial Interest Redeemed      (37,440,990)      (57,683,152)
                                                   ------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                            24,289,210        18,076,122
                                                   ------------   ----------------
    Total Increase in Net Assets                     24,790,359        20,026,525
NET ASSETS
Beginning of Period                                 169,233,400       149,206,875
                                                   ------------   ----------------
End of Period (including undistributed net
  investment income of $65,581 and $71,826,
  respectively)                                    $194,023,759   $   169,233,400
                                                   ------------   ----------------
                                                   ------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                       FOR THE
                                                   SIX MONTHS ENDED          FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 1998    ----------------------------------------------------
                                                     (UNAUDITED)        1997       1996       1995       1994       1993
                                                   ----------------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD               $         10.42    $  10.30   $  10.41   $   9.64   $  11.00   $  10.52
                                                   ----------------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                         0.33        0.66       0.62       0.64       0.55       0.54
Net Realized and Unrealized Gain (Loss) on
  Investment and Foreign Currency Contracts and
  Transactions                                                0.03        0.18      (0.11)      0.77      (0.91)      0.67
                                                   ----------------   --------   --------   --------   --------   --------
Total from Investment Operations                              0.36        0.84       0.51       1.41      (0.36)      1.21
                                                   ----------------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                        (0.33)      (0.65)     (0.62)     (0.64)     (0.55)     (0.54)
Net Realized Gain                                               --       (0.07)        --         --      (0.45)     (0.19)
                                                   ----------------   --------   --------   --------   --------   --------
Total Distributions to Shareholders                          (0.33)      (0.72)     (0.62)     (0.64)     (1.00)     (0.73)
                                                   ----------------   --------   --------   --------   --------   --------

NET ASSET VALUE, END OF PERIOD                     $         10.45    $  10.42   $  10.30   $  10.41   $   9.64   $  11.00
                                                   ----------------   --------   --------   --------   --------   --------
                                                   ----------------   --------   --------   --------   --------   --------
RATIOS AND SUPPLEMENTAL DATA
Total Return                                                  3.54%(a)     8.58%     5.13%     15.10%     (3.50)%    11.97%
Net Assets, End of Period (in thousands)           $       194,024    $169,233   $149,207   $143,004   $112,049   $103,572
Ratios to Average Net Assets
  Expenses                                                    0.66%(b)     0.68%     0.66%      0.69%      0.78%      0.81%
  Net Investment Income                                       6.44%(b)     6.41%     6.08%      6.40%      5.43%      5.01%
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                       --          --         --         --       0.01%      0.08%
  Portfolio Turnover                                            --          --         --         --         --     236.39%+

------------------------
+ 1993 Portfolio Turnover reflects the period November 1, 1992 to July 11, 1993. After July 11, 1993, all
   the Fund's investable assets are invested in The U.S. Fixed Income Portfolio.

(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Bond Fund (the "fund") is a separate series of J.P. Morgan Funds, a Massachusetts business trust (the "trust"). The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund, prior to its tax-free reorganization on July 12, 1993, to a series of the trust, operated as a stand-alone mutual fund. Costs related to the reorganization were borne by Morgan Guaranty Trust Company of New York ("Morgan"). This report includes periods which preceded the fund's reorganization and reflects the operations of the predecessor entity. Prior to January 1, 1998, the trust's and the fund's names were The JPM Pierpont Funds and The JPM Pierpont Bond Fund, respectively.

The fund invests all of its investable assets in The U.S. Fixed Income Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (16% at April 30, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the Fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1998, the fees for these services amounted to $2,236.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund had agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds) invest (the "master portfolios") and the J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 1998, the fee for these services amounted to $27,217.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets of the fund. For the six months ended April 30, 1998, the fee for these services amounted to $182,231.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

J.P. MORGAN BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $2,863 for the six months ended April 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $600.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE SIX
                                                   MONTHS ENDED
                                                    APRIL 30,      FOR THE FISCAL
                                                       1998          YEAR ENDED
                                                   (UNAUDITED)    OCTOBER 31, 1997
                                                   ------------   ----------------
Shares sold......................................    5,383,007          6,398,789
Reinvestment of dividends and distributions......      510,582            989,842
Shares redeemed..................................   (3,576,593)        (5,631,526)
                                                   ------------   ----------------
Net Increase.....................................    2,316,996          1,757,105
                                                   ------------   ----------------
                                                   ------------   ----------------

4. AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional 364 days until May 26, 1999. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. The fund has not borrowed pursuant to the Agreement as of April 30, 1998.

The U.S. Fixed Income Portfolio

Semi-Annual Report April 30, 1998

(The following pages should be read in conjunction with J.P. Morgan Bond Fund
Semi-Annual Financial Statements)

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                                                MOODY'S/S&P
                PRINCIPAL                                                                          RATING
                  AMOUNTu                                  SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
          --------------------               -------------------------------------------------  ------------   -------------
CERTIFICATE OF DEPOSIT-DOMESTIC (0.4%)
BANKING (0.4%)
$                               5,000,000    Mercantile Safe Deposit & Trust, 6.16% due
                                               08/16/99
                                               (cost $5,000,000)..............................     A1/AA-      $   5,020,000
                                                                                                               -------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (14.0%)
BANKING (0.4%)
                                5,000,000    Amsouth Bank of Alabama, Callable 02/01/08, 6.45%
                                               due 02/01/18...................................     A1/A-           4,972,550
                                                                                                               -------------

FINANCIAL SERVICES (13.6%)
                                   38,000    Advanta Home Equity Loan Trust, Sequential Payer,
                                               Series 1992-2, Class A1, Callable, 7.15% due
                                               06/25/08.......................................    Aaa/AAA             38,549
                                2,788,272    American Southwest Financial Corp., Support Bond,
                                               Series 60, Class D, Callable, 8.90% due
                                               03/01/18.......................................     NR/AAA          2,916,532
                               28,113,000    Associates Manufactured Housing Pass Through,
                                               Sequential Payer, Series 1997-1, Class A3,
                                               Callable, 6.60% due 06/15/28...................    Aaa/AAA         28,459,352
                                  674,425    BA Mortgage Securities, Inc., Remic: Subordinated
                                               Bond, NAS, Series 1997-1, Class B2, Callable,
                                               7.50% due 07/25/26.............................     NR/NR             675,268
                                  834,441    BA Mortgage Securities, Inc., Remic: Subordinated
                                               Bond, NAS, Series 1997-1, Class B3, Callable,
                                               (144A), 7.50% due 07/25/26.....................     NR/NR             772,640
                                  529,594    Banc One Auto Grantor Trust, Sequential Payer,
                                               Series 1997-A, Class A, Callable, 6.27% due
                                               11/20/03.......................................    Aaa/AAA            534,821
                                2,253,150    Bear Stearns Structured Securities, Inc., Remic:
                                               Sequential Payer, Series 1997-2, Class 1A5,
                                               Callable, (144A), 7.00% due 08/25/36...........     Aaa/NR          2,188,372
                                  850,000    Caterpillar Financial Asset Trust, Sequential
                                               Payer, Series 1997-A, Class A3, Callable, 6.45%
                                               due 05/25/03...................................    Aaa/AAA            861,203
                                2,000,000    Chase Commercial Mortgage Securities Corp.,
                                               Subordinated Bond, Series 1996-2, Class F,
                                               Callable, (144A), 6.90% due 11/19/06...........     NR/NR           1,853,125
                               15,699,000    Chemical Mortgage Securities, Inc., Remic:
                                               Sequential Payer, AS, Series 1996-1, Class A7,
                                               Callable, 7.25% due 01/25/26...................    Aaa/AAA         15,804,968
                                   38,624    Chevy Chase Auto Receivables Trust, Series
                                               1995-1, Class A, Callable, 6.00% due
                                               12/15/01.......................................    Aaa/AAA             38,682
                                  550,000    Citibank Credit Card Master Trust I, Series
                                               1998-1, Class A, Callable, 5.75% due
                                               01/15/03.......................................    Aaa/AAA            547,250
                                5,352,336    Collateralized Mortgage Obligation Trust, Remic:
                                               Accrual Bond, Series 62, Class Z, Callable,
                                               9.50% due 06/25/20.............................    Aaa/AAA          5,577,294
                                  279,757    Countrywide Home Loans, Remic: Sequential Payer,
                                               Series 1997-4, Class A, Callable, 8.00% due
                                               07/25/27.......................................     Aaa/NR            286,882
                                2,250,000    Countrywide Home Loans, Remic: Sequential Payer,
                                               Series 1998-5, Class A, Callable, 6.75% due
                                               05/25/28.......................................     NR/AAA          2,224,512
                                2,556,275    Criimi Mae Financial Corp., Sequential Payer,
                                               Series 1, Class A, Callable, 7.00% due
                                               01/01/33.......................................     NR/AAA          2,533,908

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                                                MOODY'S/S&P
                PRINCIPAL                                                                          RATING
                  AMOUNTu                                  SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
          --------------------               -------------------------------------------------  ------------   -------------
FINANCIAL SERVICES (CONTINUED)
$                               5,089,000    CS First Boston Mortgage Securities Corp., Series
                                               1997-C2, Class B, Callable, 6.72% due
                                               11/19/07.......................................     Aa2/NR      $   5,163,745
                                4,979,992    Deutsche Mortgage & Asset Receiving Corp.,
                                               Sequential Payer, Series 1998-C1, Class A1,
                                               Callable, 6.22% due 06/15/31...................     NR/NR           4,981,159
                                5,000,000    Deutsche Mortgage & Asset Receiving Corp.,
                                               Sequential Payer, Series 1998-C1, Class A2,
                                               Callable, 6.538% due 06/15/31..................     Aaa/NR          5,034,766
                                2,452,000    First Union-Lehman Brothers Commercial Mortgage,
                                               Subordinated Bond, Series 1997-C2, Class E,
                                               Callable, 7.12% due 11/18/12...................   Baa3/BBB-         2,341,277
                                  500,000    First USA Credit Card Master Trust, Series
                                               1997-6, Class A, Callable, 6.42% due
                                               03/17/05.......................................    Aaa/AAA            507,165
                                1,248,546    Fleetwood Credit Corp. Grantor Trust, Sequential
                                               Payer, Series 1995-B, Class A, Callable, 6.55%
                                               due 05/15/11...................................    Aaa/AAA          1,257,061
                                  445,784    GE Capital Mortgage Services, Inc., 6.75% due
                                               01/25/28.......................................     NR/NR             413,563
                                8,855,000    GE Capital Mortgage Services, Inc., Remic:
                                               PAC-1(11), AS, Series 1994-17, Class A5,
                                               Callable, 7.00% due 05/25/24...................    Aaa/AAA          8,911,761
                                2,519,566    GE Capital Mortgage Services, Inc., Remic:
                                               Subordinated Bond, NAS, Series 1997-12, Class
                                               B3, Callable, (144A), 7.00% due 12/25/27.......     NR/NR           2,286,506
                                  695,881    GE Capital Mortgage Services, Inc., Remic:
                                               Subordinated Bond, NAS, Series 1997-13, Class
                                               B3, Callable, (144A), 6.75% due 12/25/12.......     NR/NR             654,346
                                  244,592    GE Capital Mortgage Services, Inc., Remic:
                                               Subordinated Bond, NAS, Series 1997-IO, Class
                                               B2, Callable, 6.75% due 09/25/12...............     NR/NR             241,034
                                1,775,628    GE Capital Mortgage Services, Inc., Remic:
                                               Subordinated Bond, NAS, Series 1998-5, Class
                                               B3, Callable, (144A), 6.75% due 05/25/28.......     NR/NR           1,580,864
                                2,000,000    Green Tree Financial Corp., Sequential Payer,
                                               Series 1992-1, Class A3, Callable, 6.70% due
                                               10/15/17.......................................     Aaa/NR          2,010,700
                                5,000,000    Green Tree Home Improvement Loan Trust,
                                               Sequential Payer, AS, Series 1997-E, Class
                                               HEA2, Callable, 6.39% due 01/15/29.............     NR/AAA          5,013,200
                                1,397,220    Green Tree Recreational, Equipment & Consumer
                                               Trust, Sequential Payer, Series 1996-A, Class
                                               A1, Callable, 5.55% due 02/15/18...............    Aaa/AAA          1,393,350
                                1,500,000    J.P. Morgan Commercial Mortgage Finance Corp.,
                                               Subordinated Bond, CSTR, Series 1996-C2, Class
                                               E, Callable, 8.731% due 11/25/27...............     NR/BB           1,553,437
                                2,500,000    Merrill Lynch Mortgage Investors, Inc.,
                                               Sequential Payer, Series 1996-C2, Class A3,
                                               Callable, 6.96% due 11/21/28...................     NR/AAA          2,582,812
                                3,163,678    Merrill Lynch Mortgage Investors, Inc.,
                                               Subordinated Bond, CSTR, Series 1995-C2, Class
                                               E, Callable, 8.17% due 06/15/21................     Ba3/NR          3,143,905
                                2,000,000    Merrill Lynch Mortgage Investors, Inc.,
                                               Subordinated Bond, Series 1997-C1, Class F,
                                               Callable, 7.12% due 06/18/29...................     NR/BB           1,845,312
                                9,249,064    Midland Realty Acceptance Corp., Sequential
                                               Payer, Series 1996-C2, Class A1, Callable,
                                               7.02% due 01/25/29.............................     Aaa/NR          9,481,735
                                6,677,184    Morgan Stanley Capital, Inc., Sequential Payer,
                                               AFC, Series 1998-WF1, Class A1, 6.25% due
                                               07/15/07.......................................     NR/AAA          6,652,144
                                5,000,000    Morgan Stanley Capital, Inc., Subordinated Bond,
                                               CSTR, Series 1997-RR, Class D, Callable,
                                               (144A), 7.77% due 04/30/39.....................     NR/NR           4,768,750

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                                                MOODY'S/S&P
                PRINCIPAL                                                                          RATING
                  AMOUNTu                                  SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
          --------------------               -------------------------------------------------  ------------   -------------
FINANCIAL SERVICES (CONTINUED)
$                               1,000,000    Morgan Stanley Capital, Inc., Subordinated Bond,
                                               Series 1995-GAL1, Class E, Callable, (144A),
                                               8.25% due 08/15/05.............................     NR/NR       $   1,014,375
                                2,000,000    Morgan Stanley Capital, Inc., Subordinated Bond,
                                               Series 1997-HF1, Class F, Callable, (144A),
                                               6.86% due 02/15/10.............................     NR/NR           1,821,250
                                  427,158    Morgan Stanley Mortgage Trust, Remic: Sequential
                                               Payer, Series V, Class 4, Callable, 8.95% due
                                               05/01/17.......................................     NR/AAA            441,314
                                1,948,511    Mortgage Capital Funding, Inc., Sequential Payer,
                                               Series 1997-MC2, Class A1, Callable, 6.525% due
                                               01/20/07.......................................     Aaa/NR          1,960,081
                                1,500,000    Niantic Bay Fuel Trust, Secured Notes, 9.02% due
                                               06/05/98.......................................     NR/NR           1,488,750
                                1,014,902    Norwest Asset Securities Corp., Remic:
                                               Subordinated Bond, NAS, Series 1997-9, Class
                                               B3, Callable, (144A), 7.00% due 06/25/12.......     NR/NR             980,015
                                  521,017    Norwest Asset Securities Corp., Remic:
                                               Subordinated Bond, NAS, Series 1998-3, Class
                                               B3, Callable, (144A), 6.75% due 02/25/13.......     NR/NR             488,616
                                  809,222    Norwest Asset Securities Corp., Remic:
                                               Subordinated Bond, NAS, Series 1998-4, Class
                                               2B3, Callable, (144A), 6.75% due 02/25/28......     NR/NR             708,207
                                  800,000    Norwest Asset Securities Corp., Remic:
                                               Subordinated Bond, NAS, Series 1998-5, Class
                                               B3, Callable, (144A), 6.75% due 03/25/28.......     NR/NR             699,704
                                  721,786    Paine Webber Mortgage Acceptance Corp., Remic:
                                               PAC (11), AS, Series 1993-5, Class A2,
                                               Callable, 5.50% due 06/25/08...................     NR/AAA            718,899
                                  119,930    Prudential Home Mortgage Securities, Remic: PAC
                                               (11), AS, Series 1993-54, Class A2, Callable,
                                               6.50% due 01/25/24.............................     Aaa/NR            119,539
                                4,489,400    Residential Funding Mortgage Securities I, Inc.,
                                               Remic: PAC (11), AS, Series 1994-S12, Class A3,
                                               Callable, 6.50% due 04/25/09...................    Aa1/AAA          4,499,905
                                  493,475    Residential Funding Mortgage Securities I, Remic:
                                               NAS, Series 1996-S2, Class M3, Callable, 6.75%
                                               due 01/25/11...................................     NR/BBB            491,230
                                3,000,000    Safeco Capital Trust I, Callable 07/15/07, 8.072%
                                               due 07/15/37...................................     NR/NR           3,140,940
                                  150,000    Sears Roebuck Acceptance, Series III, 6.60% due
                                               10/09/01.......................................     A2/A-             151,725
                                   51,120    The Money Store Home Equity Trust, Sequential
                                               Payer, Series 1992-A, Class A, Callable, 6.95%
                                               due 01/15/07...................................    Aaa/AAA             51,916
                                   19,450    Western Financial Grantor Trust, Sequential
                                               Payer, Series 1995-3, Class A1, Callable, 6.05%
                                               due 11/01/00...................................    Aaa/AAA             19,463
                                  942,312    World Omni Automobile Lease Securitization Trust,
                                               Sequential Payer, Series 1996-A, Class A1,
                                               Callable, 6.30% due 06/25/02...................    Aaa/AAA            943,867
                                2,600,000    World Omni Automobile Lease Securitization Trust,
                                               Sequential Payer, Series 1997-A, Class A2,
                                               Callable, 6.75% due 06/25/03...................    Aaa/AAA          2,649,192
                                                                                                               -------------
                                                                                                                 159,520,938
                                                                                                               -------------
                                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                                                   ASSET BACKED SECURITIES (COST
                                                   $162,735,598)..............................                   164,493,488
                                                                                                               -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                                                MOODY'S/S&P
                PRINCIPAL                                                                          RATING
                  AMOUNTu                                  SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
          --------------------               -------------------------------------------------  ------------   -------------
CONVERTIBLE BONDS (0.1%)
RETAIL (0.1%)
$                               1,100,000    Corporate Express, Inc., Callable 07/01/99, 4.50%
                                               due 07/01/00 (cost $934,625)...................      B3/B       $     999,625
                                                                                                               -------------

CORPORATE OBLIGATIONS (23.3%)
APPARELS & TEXTILES (0.1%)
                                1,050,000    Fruit of the Loom, Inc., 7.875% due 10/15/99.....    Ba1/BBB-         1,063,230
                                  300,000    Pillowtex Corp., Series B, Callable 12/15/02,
                                               9.00% due 12/15/07.............................     B2/B+             310,125
                                                                                                               -------------
                                                                                                                   1,373,355
                                                                                                               -------------

BANKING (2.7%)
                                  500,000    ABN Amro, 7.125% due 06/18/07....................    Aa2/AA-            523,450
                                8,300,000    First Union Corp., 6.55% due 10/15/35............     A2/A-           8,474,715
                                4,875,000    Mellon Capital I, Series A, Callable 12/01/06,
                                               7.72% due 12/01/26.............................    A2/BBB+          5,070,585
                                2,500,000    Swiss Bank Corp., 7.00% due 10/15/15.............     Aa2/AA          2,559,700
                               11,235,000    Swiss Bank Corp., 7.75% due 09/01/26.............     Aa2/AA         12,462,199
                                2,500,000    Wachovia Bank North Carolina, 5.60% due
                                               03/08/99.......................................    Aa2/AA+          2,491,875
                                                                                                               -------------
                                                                                                                  31,582,524
                                                                                                               -------------

BROADCASTING & PUBLISHING (0.7%)
                                1,700,000    Capstar Broadcasting Partners, Callable 07/01/02,
                                               9.25% due 07/01/07.............................     B2/B-           1,780,750
                                2,700,000    Fox Kids Worldwide, Inc., Callable 11/01/02,
                                               (144A), 9.25% due 11/01/07.....................      B1/B           2,666,250
                                2,000,000    Lenfest Communications, Inc., 10.50% due
                                               06/15/06.......................................     B2/BB-          2,280,000
                                1,000,000    Lenfest Communications, Inc., (144A), 7.625% due
                                               02/15/08.......................................    Ba3/BB+            997,500
                                                                                                               -------------
                                                                                                                   7,724,500
                                                                                                               -------------

BUSINESS & PUBLIC SERVICES (0.0%)
                                  200,000    U.S. Department of Veterans Affairs, 7.50% due
                                               09/15/17.......................................    Aaa/AAA            203,536
                                                                                                               -------------

ELECTRIC (0.9%)
                                5,000,000    Pacific Corp., Series H, Callable, 6.75% due
                                               07/15/04.......................................      A2/A           5,087,950
                                5,000,000    Philadelphia Electric Co., 8.00% due 04/01/02....   Baa1/BBB+         5,296,850
                                                                                                               -------------
                                                                                                                  10,384,800
                                                                                                               -------------

ELECTRONICS (0.6%)
                                7,000,000    Sensormatic Electronics Corp., Callable, (144A),
                                               7.74% due 03/29/06.............................     NR/NR           6,515,950
                                                                                                               -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                                                MOODY'S/S&P
                PRINCIPAL                                                                          RATING
                  AMOUNTu                                  SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
          --------------------               -------------------------------------------------  ------------   -------------
ENTERTAINMENT, LEISURE & MEDIA (0.8%)
$                               2,500,000    Fox/Liberty Networks LLC, Callable 08/15/02,
                                               8.875% due 08/15/07............................      B1/B       $   2,556,250
                                2,000,000    Jacor Communications Co., Callable 12/15/01,
                                               9.75% due 12/15/06.............................      B2/B           2,175,000
                                1,090,000    Jacor Communications Co., Series B, Callable
                                               06/15/02, 8.75% due 06/15/07...................      B2/B           1,136,325
                                1,250,000    Lamar Advertising Co., Callable 09/15/02, 8.625%
                                               due 09/15/07...................................      B1/B           1,268,750
                                2,700,000    Outdoor Systems, Inc., Callable 06/15/02, 8.875%
                                               due 06/15/07...................................      B1/B           2,794,500
                                                                                                               -------------
                                                                                                                   9,930,825
                                                                                                               -------------

FINANCIAL SERVICES (4.2%)
                                3,060,000    Associates Corp. North America, 5.96% due
                                               05/15/37.......................................    Aa3/AA-          3,077,442
                                   25,000    Chrysler Financial Corp., Series Q, 6.35% due
                                               06/22/99.......................................      A3/A              25,094
                                3,400,000    Commercial Credit, 8.70% due 06/15/10............     A1/A+           4,101,114
                                4,000,000    FCB/NC Capital Trust 1, Callable 03/01/08,
                                               (144A), 8.05% due 03/01/28.....................    Baa3/BB+         4,043,400
                                2,750,000    FCB/SC Capital Trust I, Callable 03/15/08,
                                               (144A), 8.25% due 03/15/28.....................     NR/NR           2,733,582
                                2,875,000    First Union Institutional Capital I, Callable
                                               12/01/06, 8.04% due 12/01/26...................    A1/BBB+          3,074,209
                                  750,000    Ford Motor Credit Co., 6.50% due 02/28/02........     A1/A+             758,205
                                2,000,000    General Motors Acceptance Corp., 6.70% due
                                               06/24/99.......................................      A2/A           2,017,140
                                  750,000    General Motors Acceptance Corp., 6.75% due
                                               02/07/02.......................................      A2/A             761,782
                                  450,000    Nationwide Financial Services, Inc., Callable
                                               03/01/07, 8.00% due 03/01/27...................     A1/A+             480,789
                                4,400,000    Phillips 66 Capital Trust II, Callable 01/15/07,
                                               8.00% due 01/15/37.............................   Baa1/BBB+         4,578,464
                                4,100,000    Provident Companies, Inc., 7.405% due 03/15/38...     A3/BBB          4,097,048
                                  750,000    Sears Roebuck Acceptance Corp., Series I, 6.40%
                                               due 10/11/00...................................     A2/A-             754,132
                               10,600,000    Southern Co. Capital Trust I, Callable 02/01/07,
                                               8.19% due 02/01/37.............................     A3/A-          11,209,818
                                1,800,000    Southern Co. Capital Trust II, Callable 02/15/07,
                                               (144A), 8.14% due 02/15/27.....................     NR/NR           1,873,620
                                1,400,000    Sun Healthcare Group, Inc., 9.375% due
                                               05/01/08.......................................     B2/B-           1,407,000
                                2,450,000    Sun World International, Inc., Series B, Callable
                                               04/15/01, 11.25% due 04/15/04..................      B2/B           2,627,625
                                1,500,000    US Bancorp Capital I, Callable 12/15/06, (144A),
                                               8.27% due 12/15/26.............................     NR/NR           1,642,695
                                  100,000    US West Capital Funding Inc., 7.30% due
                                               01/15/07.......................................   Baa1/BBB+           106,353
                                                                                                               -------------
                                                                                                                  49,369,512
                                                                                                               -------------

FOOD, BEVERAGES & TOBACCO (0.6%)
                                  750,000    Coca Cola Enterprises, 6.625% due 08/01/04.......     A3/A+             768,600
                                2,000,000    Panamerican Beverages, (144A), 7.25% due
                                               07/01/09.......................................   Baa3/BBB-         1,977,860
                                1,000,000    Smithfield Foods, Inc., (144A), 7.625% due
                                               02/15/08.......................................    Ba3/BB+            987,500
                                2,900,000    Tricon Global Restaurants, Callable, 7.45% due
                                               05/15/05.......................................     Ba1/BB          2,894,896
                                                                                                               -------------
                                                                                                                   6,628,856
                                                                                                               -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                                                MOODY'S/S&P
                PRINCIPAL                                                                          RATING
                  AMOUNTu                                  SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
          --------------------               -------------------------------------------------  ------------   -------------
FOREST PRODUCTS & PAPER (1.9%)
$                               1,100,000    Buckeye Technologies, Inc., Callable 12/15/00,
                                               8.50% due 12/15/05.............................    Ba3/BB-      $   1,124,750
                                5,000,000    Champion International Corp., 7.10% due
                                               09/01/05.......................................    Baa1/BBB         5,162,350
                                5,600,000    Georgia-Pacific Corp., 9.95% due 06/15/02........   Baa2/BBB-         6,278,944
                                9,150,000    Georgia-Pacific Corp., Callable 04/30/05, 8.625%
                                               due 04/30/25...................................   Baa2/BBB-        10,083,025
                                                                                                               -------------
                                                                                                                  22,649,069
                                                                                                               -------------

GAS EXPLORATION (0.4%)
                                5,000,000    National Fuel Gas Co., Series D, 6.214% due
                                               08/12/27.......................................     A2/A-           5,030,400
                                                                                                               -------------

HEALTH SERVICES (0.7%)
                                2,675,000    Genesis Health Ventures, Inc., Callable 06/15/00,
                                               9.75% due 06/15/05.............................     B2/B-           2,795,375
                                2,000,000    Mariner Health Group, Inc., Series B, Callable
                                               04/01/01, 9.50% due 04/01/06...................      B2/B           2,090,000
                                1,670,000    Tenet Healthcare Corp., 8.00% due 01/15/05.......    Ba1/BB+          1,711,499
                                1,480,000    Tenet Healthcare Corp., Callable 01/15/02, 8.625%
                                               due 01/15/07...................................     Ba3/B+          1,535,411
                                                                                                               -------------
                                                                                                                   8,132,285
                                                                                                               -------------

METALS & MINING (0.1%)
                                1,000,000    Ryerson Tull, Inc., Callable, 8.50% due
                                               07/15/01.......................................     Ba1/BB          1,040,000
                                                                                                               -------------

MULTI-INDUSTRY (0.1%)
                                  750,000    Lasmo (USA) Inc., Callable 06/01/03, 8.375% due
                                               06/01/23.......................................    Baa2/BBB           809,190
                                                                                                               -------------

NATURAL GAS (0.7%)
                                  200,000    BP America, Inc., 7.875% due 05/15/02............     Aa2/AA            212,076
                                3,166,000    Columbia Gas Systems, Series G, Callable
                                               11/28/05, 7.62% due 11/28/25...................   Baa1/BBB+         3,296,724
                                  684,000    Consolidated Natural Gas Co., Callable 12/10/97,
                                               8.625% due 12/01/11............................     A1/AA-            716,976
                                  500,000    Ferrellgas Partners, L.P., Series B, Callable
                                               06/15/01, (144A), 9.375% due 06/15/06..........     B1/B+             533,125
                                3,000,000    William Companies, Inc., 6.125% due 02/01/01.....   Baa2/BBB-         2,995,530
                                                                                                               -------------
                                                                                                                   7,754,431
                                                                                                               -------------

OIL-PRODUCTION (0.5%)
                                2,500,000    Ocean Energy, Inc., Series B, Callable 07/15/02,
                                               8.875% due 07/15/07............................     B3/BB-          2,625,000
                                2,500,000    Plains Resources Inc., Series D, Callable, 10.25%
                                               due 03/15/06...................................      NR/B           2,693,750
                                                                                                               -------------
                                                                                                                   5,318,750
                                                                                                               -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                                                MOODY'S/S&P
                PRINCIPAL                                                                          RATING
                  AMOUNTu                                  SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
          --------------------               -------------------------------------------------  ------------   -------------
OIL-SERVICES (0.3%)
$                               4,000,000    Oil Purchase Co., Sinking Fund, (144A), 7.10% due
                                               04/30/02.......................................    Baa3/BBB     $   4,010,000
                                                                                                               -------------

PACKAGING & CONTAINERS (0.1%)
                                  710,000    Stone Container Corp., Series B, Callable
                                               12/05/97, 12.25% due 04/01/02..................     B3/B-             732,187
                                                                                                               -------------

RAILROADS (0.9%)
                                  750,000    Norfolk Southern Corp., 6.70% due 05/01/00.......   Baa1/BBB+           758,437
                                5,300,000    Union Pacific Corp., 6.625% due 02/01/08.........    Baa3/BBB         5,235,552
                                5,000,000    Union Pacific Corp., 7.125% due 02/01/28.........    Baa3/BBB         4,934,900
                                                                                                               -------------
                                                                                                                  10,928,889
                                                                                                               -------------

RETAIL (0.7%)
                                2,500,000    Federated Department Stores, Inc., 8.50% due
                                               06/15/03.......................................    Baa2/BB+         2,712,475
                                2,500,000    Fred Meyer, Inc., Callable, 7.45% due 03/01/08...    Ba2/BB+          2,493,750
                                2,350,000    Sears Roebuck & Co., Series VI, 8.00% due
                                               02/16/99.......................................     A2/A-           2,384,991
                                                                                                               -------------
                                                                                                                   7,591,216
                                                                                                               -------------

TELECOMMUNICATIONS (0.6%)
                                2,500,000    McLeodUSA, Inc., Callable 07/15/02, 9.25% due
                                               07/15/07.......................................     B2/B+           2,656,250
                                1,000,000    NEXTLINK Communications, Inc., Callable 10/01/02,
                                               9.625% due 10/01/07............................      B3/B           1,050,000
                                2,500,000    Qwest Communications International, Inc., Series
                                               B, Callable 04/01/02, 10.875% due 04/01/07.....     B2/B+           2,906,250
                                                                                                               -------------
                                                                                                                   6,612,500
                                                                                                               -------------

TELEPHONE (1.5%)
                               16,075,000    New York Telephone Co., Callable 02/15/04, 7.25%
                                               due 02/15/24...................................     A2/A+          16,315,643
                                1,825,000    New York Telephone Co., Callable 08/15/03, 7.00%
                                               due 08/15/25...................................     A2/A+           1,809,159
                                                                                                               -------------
                                                                                                                  18,124,802
                                                                                                               -------------

TEXTILES (0.4%)
                                2,000,000    Collins & Aikman Products Co., Callable 04/15/01,
                                               11.50% due 04/15/06............................      B3/B           2,250,000
                                2,570,000    Polymer Group, Inc., Series B, Callable 07/01/02,
                                               9.00% due 07/01/07.............................      B2/B           2,653,525
                                                                                                               -------------
                                                                                                                   4,903,525
                                                                                                               -------------

TRANSPORTATION (0.2%)
                                2,500,000    Atlantic Express Transportation Corp., Callable
                                               02/01/01, 10.75% due 02/01/04..................      B2/B           2,671,875
                                                                                                               -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                                                MOODY'S/S&P
                PRINCIPAL                                                                          RATING
                  AMOUNTu                                  SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
          --------------------               -------------------------------------------------  ------------   -------------
UTILITIES (3.6%)
$                               2,750,000    Boston Edison, Callable 03/16/03, 7.80% due
                                               03/15/23.......................................    Baa2/BBB     $   2,819,355
                                2,500,000    Calpine Corp., (144A), 7.875% due 04/01/08.......    Ba2/BB-          2,487,500
                                2,950,000    Central Power & Light Co., Series KK, 6.625% due
                                               07/01/05.......................................      A3/A           2,988,350
                                  500,000    Commonwealth Edison, 6.50% due 04/15/00..........    Baa2/BBB           503,680
                                4,000,000    Consolidated Edison, 6.45% due 12/01/07..........     A1/A+           4,035,240
                                5,300,000    Consolidated Natural Gas Co., Callable, 6.80% due
                                               12/15/27.......................................     A1/AA-          5,319,981
                                6,700,000    Jersey Central Power & Light, Series C, 6.04% due
                                               03/15/00.......................................    Baa1/A-          6,693,568
                                4,350,000    Pacificorp, Series B, 8.90% due 02/15/01.........      A2/A           4,634,533
                                5,000,000    Potomac Electric Power, Callable 09/15/05, 7.375%
                                               due 09/15/25...................................      A1/A           5,121,150
                                7,000,000    Waterford 3 Funding, SLOBS, Sinking Fund, 8.09%
                                               due 01/02/17...................................   Baa3/BBB-         7,285,460
                                                                                                               -------------
                                                                                                                  41,888,817
                                                                                                               -------------
                                                 TOTAL CORPORATE OBLIGATIONS (COST
                                                   $264,798,029)..............................                   271,911,794
                                                                                                               -------------

FOREIGN CORPORATE OBLIGATIONS (7.3%)
BERMUDA (0.1%)
ENTERTAINMENT, LEISURE & MEDIA
                                1,250,000    Central European Media Enterprises, Callable
                                               08/15/01, 9.375% due 08/15/04..................     B1/B+           1,237,075
                                                                                                               -------------

BRAZIL (0.1%)
UTILITIES
                                1,000,000    Furnas Centrais Eletricas SA de CV, Callable
                                               05/23/02, 9.00% due 05/23/05...................     NR/NR             978,750
                                                                                                               -------------

CANADA (2.8%)
BANKING
                                4,000,000    Canadian Imperial Bank, 6.20% due 08/01/00.......    Aa3/AA-          4,017,720
                                                                                                               -------------

FINANCIAL SERVICES
                                5,000,000    McKesson Finance of Canada, (144A), 6.55% due
                                               11/01/02.......................................      A3/A           5,033,700
                                                                                                               -------------

FOOD, BEVERAGES & TOBACCO
                                1,000,000    Cott Corp., Callable 07/01/00, 8.50% due
                                               05/01/07.......................................     Ba3/B+          1,027,500
                                                                                                               -------------

FOREST PRODUCTS & PAPER
                                1,000,000    Avenor, Inc., Series E, (144A), 9.86% due
                                               06/30/01.......................................     NR/BB+          1,072,790
                                                                                                               -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                                                MOODY'S/S&P
                PRINCIPAL                                                                          RATING
                  AMOUNTu                                  SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
          --------------------               -------------------------------------------------  ------------   -------------
OIL PRODUCTION
$                               1,500,000    Express Pipeline LP, Series B, Sinking Fund,
                                               Callable, (144A), 7.39% due 12/31/17...........   Baa3/BBB-     $   1,477,500
                                                                                                               -------------

TELECOMMUNICATIONS
                                1,600,000    Rogers Cablesystems Ltd., (144A), 11.09% due
                                               06/01/00.......................................     NR/NR           1,668,000
                                  900,000    Rogers Cablesystems Ltd., Callable 12/01/02,
                                               10.00% due 12/01/07............................    Ba3/BB+            996,750
                                                                                                               -------------

TELECOMMUNICATION EQUIPMENT
                                1,250,000    Rogers Cantel, Inc., Callable 10/01/02, 8.30% due
                                               10/01/07.......................................    Ba3/BB+          1,214,062
                                                                                                               -------------

TELECOMMUNICATION SERVICES
                                  300,000    Microcell Telecommunications, Inc., Series B,
                                               Callable 12/01/01, 0.00% due 06/01/06 (v)......     B3/NR             225,000
                                                                                                               -------------

TELEPHONE
                                  600,000    Call-Net Enterprises, Inc., Callable 08/15/02,
                                               0.00% due 08/15/07 (v).........................     B1/BB-            424,500
                                                                                                               -------------

TRANSPORT & SERVICES
                                7,000,000    Laidlaw, Inc., 6.72% due 10/01/27................   Baa3/BBB+         7,314,580
                                2,500,000    Teekay Shipping Corp., Sinking Fund, 8.32% due
                                               02/01/08.......................................     Ba2/BB          2,590,625
                                                                                                               -------------

WATER
                                4,500,000    Hydro Quebec, Series GF, 8.875% due 03/01/26.....     A2/A+           5,600,745
                                                                                                               -------------
                                                                                                                  32,663,472
                                                                                                               -------------

CAYMAN ISLANDS (0.0%)
FINANCIAL SERVICES
                                  500,000    Santander Finance Issuances, 7.875% due
                                               04/15/05.......................................     A1/A+             535,785
                                                                                                               -------------

CHILE (0.4%)
FOREST PRODUCTS & PAPER
                                5,000,000    Celulosa Arauco y Constitucion SA, 6.75% due
                                               12/15/03.......................................   Baa2/BBB+         4,880,100
                                                                                                               -------------

CHINA (0.1%)
FINANCIAL SERVICES
                                1,400,000    Guangdong International Trust & Investment Corp.,
                                               (144A), 8.75% due 10/24/16.....................   Baa2/BBB-         1,297,800
                                                                                                               -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                                                MOODY'S/S&P
                PRINCIPAL                                                                          RATING
                  AMOUNTu                                  SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
          --------------------               -------------------------------------------------  ------------   -------------
FRANCE (0.1%)
ELECTRICAL EQUIPMENT
$                               1,320,000    Legrand S.A., 8.50% due 02/15/25.................      A2/A       $   1,588,963
                                                                                                               -------------

KOREA (0.3%)
BANKING
                                1,500,000    Export Import Bank of Korea, 7.10% due
                                               03/15/07.......................................    Ba1/BB+          1,412,910
                                1,000,000    Export Import Bank of Korea, 7.125% due
                                               09/20/01.......................................     NR/NR             916,250
                                                                                                               -------------

UTILITIES
                                1,500,000    Korea Electric Power Corp., 6.00% due 12/01/26...    Ba1/BB+          1,353,540
                                                                                                               -------------
                                                                                                                   3,682,700
                                                                                                               -------------

MALAYSIA (0.3%)
GAS EXPLORATION
                                3,240,000    Petroliam Nasional Berhad, (144A), 7.75% due
                                               08/15/15.......................................      A2/A           2,970,011
                                                                                                               -------------

MEXICO (1.6%)
BROADCASTING & PUBLISHING
                                2,570,000    Grupo Televisa SA de CV, Series A, 11.375% due
                                               05/15/03.......................................     Ba2/BB          2,816,360
                                                                                                               -------------

ELECTRICAL EQUIPMENT
                                1,800,000    Axa SA de CV, (144A), 9.00% due 08/04/04.........     B1/BB           1,764,000
                                                                                                               -------------

FOREST PRODUCTS & PAPER
                                7,000,000    Copamex Industrias SA de CV, Callable 04/30/02,
                                               11.375% due 04/30/04...........................     NR/NR           7,630,000
                                                                                                               -------------

INDUSTRIAL
                                2,450,000    Grupo Imsa SA de CV, Callable 09/30/02, 8.93% due
                                               09/30/04.......................................     NR/BB           2,443,875
                                                                                                               -------------

OIL SERVICES
                                3,814,000    Petroleos Mexicanos, (144A), 7.75% due
                                               10/29/99.......................................     Ba2/BB          3,823,535
                                                                                                               -------------
                                                                                                                  18,477,770
                                                                                                               -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                                                MOODY'S/S&P
                PRINCIPAL                                                                          RATING
                  AMOUNTu                                  SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
          --------------------               -------------------------------------------------  ------------   -------------
NETHERLANDS (0.1%)
FINANCIAL SERVICES
$                                 450,000    Ford Capital BV, 9.00% due 08/15/98..............     A1/A+       $     453,920
                                  400,000    Montell Finance Co., 8.10% due 03/15/27..........      A3/A             468,896
                                                                                                               -------------
                                                                                                                     922,816
                                                                                                               -------------

NETHERLANDS ANTILLES (0.5%)
BANKING
                                6,000,000    Bank Tokyo Curacao Holdings, 6.406% due
                                               09/29/49.......................................     NR/NR           5,730,000
                                                                                                               -------------

PHILIPPINES (0.3%)
TELEPHONE
                                1,250,000    Philippine Long Distance Telephone, 10.625% due
                                               06/02/04.......................................    Ba2/BB+          1,322,656
                                2,570,000    Philippine Long Distance Telephone, Series EMTN,
                                               7.85% due 03/06/07.............................    Ba2/BB+          2,355,996
                                                                                                               -------------
                                                                                                                   3,678,652
                                                                                                               -------------

SWEDEN (0.1%)
TRANSPORTATION
                                1,500,000    Stena AB, Callable 06/15/02, 8.75% due
                                               06/15/07.......................................    Ba2/BB-          1,546,875
                                                                                                               -------------

UNITED KINGDOM (0.5%)
BANKING
                                  500,000    Abbey National First Capital, 8.20% due
                                               10/15/04.......................................    Aa3/AA-            548,655
                                                                                                               -------------

ELECTRIC
                                5,000,000    National Power Co. PLC, 6.25% due 12/01/03.......      A2/A           4,937,500
                                                                                                               -------------

TELEPHONE
                                  150,000    Cable & Wireless Communication, Callable, 6.625%
                                               due 03/06/05...................................    Baa1/A-            150,794
                                                                                                               -------------
                                                                                                                   5,636,949
                                                                                                               -------------

VENEZUELA (0.0%)
FINANCIAL SERVICES
                                  200,000    Corporacion Andina De Fomento, 6.75% due
                                               03/15/05.......................................    A3/BBB+            198,396
                                                                                                               -------------
                                                 TOTAL FOREIGN CORPORATE OBLIGATIOS (COST
                                                   $84,615,097)...............................                    86,026,114
                                                                                                               -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                                                MOODY'S/S&P
                PRINCIPAL                                                                          RATING
                  AMOUNTu                                  SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
          --------------------               -------------------------------------------------  ------------   -------------
FOREIGN GOVERNMENT OBLIGATIONS (4.5%)
CANADA (0.6%)
$                               6,450,000    Province of Ontario, 7.625% due 06/22/04.........    Aa3/AA-      $   6,926,591
                                  500,000    Province of Quebec, 7.50% due 07/15/23...........     A2/A+             543,155
                                                                                                               -------------
                                                                                                                   7,469,746
                                                                                                               -------------

FRANCE (0.4%)
                         FRF   25,000,000    Government of France, 4.75% due 03/12/02 (WI)....     NR/NR           4,178,878
                                                                                                               -------------

GERMANY (3.5%)
                          DEM  67,000,000    German Unity Fund, 8.50% due 02/20/01............     NR/NR          41,260,397
                                                                                                               -------------
                                                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST
                                                   $53,097,784)...............................                    52,909,021
                                                                                                               -------------

SOVEREIGN BONDS (1.8%)
ARGENTINA (0.3%)
                                3,000,000    Province of Mendoza, (144A), 10.00% due
                                               09/04/07.......................................     B1/NR           2,897,730
                                   42,760    Republic of Argentina Bearer, FRB, Callable
                                               09/30/98, Sinking Fund, 6.625% due 03/31/05....     Ba3/BB             39,232
                                                                                                               -------------
                                                                                                                   2,936,962
                                                                                                               -------------

KOREA (0.4%)
                                1,500,000    Republic of Korea, 8.75% due 04/15/03............    Ba1/BB+          1,494,000
                                3,000,000    Republic of Korea, 8.875% due 04/15/08...........     NR/BB+          2,925,000
                                                                                                               -------------
                                                                                                                   4,419,000
                                                                                                               -------------

MEXICO (0.4%)
                                1,300,000    United Mexican States Global Bonds, 11.375% due
                                               09/15/16.......................................     Ba2/BB          1,525,940
                                2,650,000    United Mexican States Global Bonds, 11.50% due
                                               05/15/26.......................................     Ba2/BB          3,196,430
                                                                                                               -------------
                                                                                                                   4,722,370
                                                                                                               -------------

POLAND (0.3%)
                                3,970,000    Republic of Poland, Series DISC, Callable
                                               10/29/98, (144A), 4.00% due 10/27/14...........   Baa3/BBB-         3,627,786
                                                                                                               -------------

RUSSIA (0.2%)
                                1,500,000    City of Moscow, (144A), 9.50% due 05/31/00.......    Ba3/BB-          1,466,250
                                1,000,000    Ministry of Finance Russia, (144A), 10.00% due
                                               06/26/07.......................................    Ba2/BB-            963,800
                                                                                                               -------------
                                                                                                                   2,430,050
                                                                                                               -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                                                                                                MOODY'S/S&P
                PRINCIPAL                                                                          RATING
                  AMOUNTu                                  SECURITY DESCRIPTION                 (UNAUDITED)        VALUE
          --------------------               -------------------------------------------------  ------------   -------------
VENEZUELA (0.2%)
$                               2,750,000    Republic of Venezuela Global Bonds, 9.25% due
                                               09/15/27.......................................     Ba2/B+      $   2,432,375
                                                                                                               -------------
                                                 TOTAL SOVEREIGN BONDS (COST $19,577,755).....                    20,568,543
                                                                                                               -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (29.6%)
FEDERAL HOME LOAN MORTGAGE CORP. (12.4%)
                                  230,661    6.00% due 03/01/11...............................        227,851
                                  439,558    6.00% due 04/01/11...............................        434,156
                                  500,000    6.70% due 01/15/23...............................        504,620
                                  300,000    6.85% due 10/15/21...............................        301,149
                                   97,318    7.00% due 09/01/09...............................         99,140
                                  586,725    7.00% due 10/01/10...............................        597,773
                                7,830,000    7.00% due 03/15/11...............................      7,981,824
                                  366,919    7.00% due 03/01/27...............................        371,355
                               12,858,539    7.50% due 10/01/26...............................     13,179,617
                                1,320,875    8.00% due 11/01/26...............................      1,367,739
                                2,249,083    8.00% due 12/01/26...............................      2,328,723
                                  204,818    8.00% due 03/01/27...............................        212,042
                                    9,493    9.00% due 04/01/03...............................          9,805
                                6,767,254    9.25% due 06/01/16...............................      7,178,297
                                  112,663    9.50% due 08/01/04...............................        117,587
                                  266,363    9.50% due 11/01/05...............................        278,043
                                1,438,624    9.50% due 12/01/05...............................      1,501,750
                                  262,535    9.50% due 02/01/06...............................        274,047
                                  397,039    9.50% due 03/01/06...............................        414,505
                                   16,855    10.00% due 04/01/09..............................         18,200
                                    1,049    12.50% due 08/01/14..............................          1,176
                                4,033,156    Gold, 6.50% due 06/01/04.........................      4,033,156
                               11,000,000    Gold, 8.506% due 12/01/04........................     11,899,766
                                  300,000    Remic: Accretion Directed, Series 1290, Class L,
                                               7.50% due 10/15/09.............................        313,380
                                  300,000    Remic: PAC, Series 102, Class I, 7.00% due
                                               12/15/20.......................................        299,709
                                   32,000    Remic: PAC-1(11), Series 1168, Class H, 7.50% due
                                               11/15/21.......................................         33,794
                                  250,000    Remic: PAC-1(11), Series 1199, Class E, 7.50% due
                                               10/15/19.......................................        254,083
                                  415,000    Remic: PAC-1(11), Series 1207, Class J, 6.75% due
                                               07/15/19.......................................        414,664
                                  162,244    Remic: PAC-1(11), Series 1215, Class F, 6.75% due
                                               05/15/05.......................................        162,646
                               35,760,000    Remic: PAC-1(11), Series 1542, Class J, 7.00% due
                                               02/15/22 (s)...................................     36,666,874
                               13,000,000    Remic: PAC-1(11), Series 1594, Class H, 6.00% due
                                               10/15/08.......................................     12,832,300
                               31,500,000    Remic: PAC-1(11), Series 1684, Class G, 6.50% due
                                               03/15/23 (t)...................................     31,689,000
                                7,500,000    Remic: PAC-1(11), Series 1714, Class K, 7.00% due
                                               04/15/24.......................................      7,674,150
                                  192,806    Remic: PAC-2(11), Series 39, Class F, 10.00% due
                                               05/15/20.......................................        209,601
                                1,600,000    Remic: SCH(22), Series 1701, Class B, 6.50% due
                                               03/15/09.......................................      1,594,912
                                                                                                -------------
                                                                                                  145,477,434
                                                                                                -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                PRINCIPAL
                  AMOUNTu                                  SECURITY DESCRIPTION                     VALUE
          --------------------               -------------------------------------------------  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.7%)
$                                 200,000    6.00% due 04/25/19...............................  $     199,625
                                2,837,439    6.88% due 11/01/05...............................      2,919,469
                                  186,711    7.00% due 11/01/26...............................        188,738
                               14,533,799    7.00% due 04/01/28...............................     14,692,799
                                  319,588    7.50% due 03/01/27...............................        327,802
                                   35,451    8.00% due 01/01/02...............................         36,456
                                  145,522    8.00% due 02/01/02...............................        149,646
                                   39,755    8.00% due 05/01/02...............................         40,889
                                  236,648    8.00% due 07/01/02...............................        243,380
                                  230,373    8.00% due 12/01/11...............................        237,485
                                    4,394    8.00% due 08/01/22...............................          4,540
                                2,522,858    8.00% due 12/01/26...............................      2,610,703
                                3,182,100    8.00% due 05/01/27...............................      3,294,047
                               19,875,325    8.50% due 01/01/05...............................     20,642,115
                                  277,889    8.50% due 12/01/26...............................        289,952
                                4,297,127    8.70% due 01/01/05...............................      4,514,669
                                  283,977    9.00% due 12/01/24...............................        299,329
                                1,422,935    9.50% due 07/01/05...............................      1,497,681
                                  348,165    10.00% due 06/01/20..............................        374,782
                                6,261,280    10.00% due 06/01/26..............................      6,766,378
                               23,739,669    IO, 7.50% due 12/31/99...........................      5,779,126
                               23,739,669    PO, 0.00% due 12/31/99...........................     18,583,858
                                7,000,000    TBA May, 7.00% due 01/01/13......................      7,129,063
                                                                                                -------------
                                                                                                   90,822,532
                                                                                                -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (9.5%)
                                  368,354    7.00% due 12/15/08...............................        377,135
                                6,544,420    7.00% due 03/15/26...............................      6,589,381
                                  203,441    7.00% due 12/15/27...............................        205,856
                                7,766,682    7.00% due 05/15/35...............................      7,820,039
                                5,921,512    7.125% due 01/15/99..............................      6,073,044
                                5,221,264    7.125% due 01/15/31..............................      5,276,661
                                5,131,877    7.25% due 02/15/27...............................      5,207,110
                                2,587,110    7.25% due 01/15/31...............................      2,625,063
                                  393,831    7.50% due 03/15/24...............................        404,366
                                  144,292    7.50% due 04/15/24...............................        148,149
                                   29,607    7.50% due 05/15/24...............................         30,391
                                  859,842    7.50% due 01/15/26...............................        883,032
                                  269,772    7.50% due 03/15/26...............................        277,075
                                2,882,862    7.50% due 04/15/26...............................      2,948,017
                                6,315,612    7.50% due 05/15/26...............................      6,457,461
                                  948,263    7.50% due 07/15/26...............................        974,226
                                  877,454    7.50% due 10/15/26...............................        901,285

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                PRINCIPAL
                  AMOUNTu                                  SECURITY DESCRIPTION                     VALUE
          --------------------               -------------------------------------------------  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$                               8,359,716    7.50% due 01/15/27...............................  $   8,588,104
                                4,772,852    7.50% due 02/15/27...............................      4,903,342
                                1,934,265    7.50% due 05/15/27...............................      1,987,051
                                  999,278    7.50% due 07/15/27...............................      1,026,708
                                1,484,343    7.50% due 08/15/27...............................      1,524,821
                                1,092,481    7.50% due 09/15/27...............................      1,122,241
                                  886,167    7.50% due 11/15/27...............................        910,244
                                2,360,819    7.50% due 12/15/27...............................      2,425,507
                                  967,108    7.50% due 01/15/28...............................        993,686
                                1,802,707    7.50% due 02/15/28...............................      1,852,246
                                3,606,457    7.50% due 03/15/28...............................      3,705,635
                                3,542,050    7.50% due 04/15/28...............................      3,639,456
                                5,480,372    7.625% due 04/15/26..............................      5,658,265
                                1,500,152    7.75% due 06/15/23...............................      1,552,538
                                8,545,894    7.75% due 07/15/31...............................      8,844,744
                                3,312,826    7.875% due 12/15/99..............................      3,430,762
                                  203,759    8.00% due 08/15/26...............................        211,302
                                  353,715    8.00% due 12/15/26...............................        366,922
                                2,290,035    8.00% due 06/15/31...............................      2,393,705
                                  149,278    9.00% due 12/15/26...............................        160,091
                                   17,525    11.00% due 05/15/16..............................         19,430
                                   14,505    11.50% due 07/15/13..............................         16,272
                                8,300,948    12.00% due 07/15/26..............................      9,432,118
                                                                                                -------------
                                                                                                  111,963,481
                                                                                                -------------

OTHER GOVERNMENT AGENCY
                                  104,100    Resolution Trust Corp., Remic: Collateral Strip
                                               Interest, Series 1991-6, Class A1, Callable,
                                               6.89% due 05/25/19.............................        104,970
                                                                                                -------------
                                                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                                   (COST $343,168,643)........................    348,368,417
                                                                                                -------------

U.S. TREASURY OBLIGATIONS (14.8%)
U.S. TREASURY BONDS (5.7%)
                               26,940,000    6.50% due 11/15/26 (s)...........................     28,691,639
                                1,050,000    6.625% due 02/15/27..............................      1,137,780
                               31,358,000    6.75% due 08/15/26...............................     34,446,449
                                1,925,000    8.50% due 02/15/20...............................      2,491,508
                                                                                                -------------
                                                                                                   66,767,376
                                                                                                -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

                PRINCIPAL
                  AMOUNTu                                  SECURITY DESCRIPTION                     VALUE
          --------------------               -------------------------------------------------  -------------
U.S. TREASURY NOTES (9.1%)
$                               7,910,000    5.50% due 02/15/08...............................  $   7,809,227
                               15,700,000    5.75% due 09/30/99 (s)...........................     15,741,134
                               10,550,000    5.875% due 10/31/98..............................     10,571,733
                                  240,000    5.875% due 11/15/99..............................        241,022
                                  100,000    5.875% due 02/15/00..............................        100,502
                                5,590,000    6.25% due 02/28/02...............................      5,701,409
                                  885,000    7.875% due 11/15/04..............................        985,827
                               42,370,000    8.50% due 11/15/00 (t)...........................     45,249,042
                               20,500,000    8.875% due 11/15/98..............................     20,871,255
                                                                                                -------------
                                                                                                  107,271,151
                                                                                                -------------
                                                 TOTAL U.S. TREASURY OBLIGATIONS (COST
                                                   $171,905,070)..............................    174,038,527
                                                                                                -------------

                                                                   MOODY'S/S&P
                                                                      RATING
   SHARES                                                          (UNAUDITED)
------------                                                       ------------
CONVERTIBLE PREFERRED STOCKS (1.1%)
INDUSTRIAL PRODUCTS & SERVICES (1.0%)
      12,575    Home Ownership Funding, (144A), 13.331%..........     Aaa/NR           12,188,897
                                                                                  ---------------

BASIC INDUSTRIES (0.1%)
      36,000    Lasmo PLC, 10.00%, Series A......................   Baa3/BBB-             956,250
                                                                                  ---------------
                    TOTAL CONVERTIBLE PREFERRED STOCKS (COST
                      $13,389,078)...............................                      13,145,147
                                                                                  ---------------


                PRINCIPAL
                  AMOUNTu
              -------------
SHORT-TERM INVESTMENTS (3.0%)
REPURCHASE AGREEMENT (3.0%)
$                             35,352,000     Goldman Sachs Repurchase Agreement, 5.52% dated
                                               4/30/98 due 5/1/98, proceeds $35,357,421
                                               (collateralized by $7,106,000 Tennessee Valley
                                               Authority Development Bond, 6.375% due
                                               06/15/05, valued at $7,225,914; $14,850,000
                                               Federal National Mortgage Association, coupon
                                               rates ranging from 6.65% to 7.10%, maturities
                                               ranging from 09/04/01 to 01/22/04, valued at
                                               $14,991,847; $13,475,000 First Home Mortgage
                                               Acceptance Corporation, coupon rates ranging
                                               from 6.20% to 6.75%, maturities ranging from
                                               08/01/01 to 09/08/08, valued at $13,288,165)
                                               (cost $35,352,000).............................       35,352,000
                                                                                                ---------------
                                             TOTAL INVESTMENTS (COST $1,154,573,679)
                                               (99.9%)........................................    1,172,832,676
                                             OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%).....          943,657
                                                                                                ---------------
                                             NET ASSETS (100.0%)..............................  $ 1,173,776,333
                                                                                                ---------------
                                                                                                ---------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

Note: Based on the cost of investments of $1,154,659,893 for Federal Income Tax purposes at April 30, 1998, the aggregate gross unrealized appreciation and depreciation was $22,244,207 and $4,071,424, respectively, resulting in net unrealized appreciation of $18,172,783.

u Denominated in USD unless otherwise indicated.

(s) Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $79,651,220 of the market value has been segregated.

(t) All or a portion of the security has been segregated as collateral for TBA securities and when issued securities.

(v) Rate shown reflects current rate on instrument with step coupon rate.

Abbreviations used in the schedule of investments are as follows:

144A - Securities restricted for resale to Qualified Institutional Buyers.

AFC - Available Funds

AS - Accelerated Security

CSTR - Collateral Strip Rate

DEM - German Marc

FRB - Floating Rate Bond

FRF - French Franc

IO - Interest Only

NAS - Non-accelerated Security

NR - Not Rated

PAC - Planned Amortization Class

PO - Principal Only

Remic - Real Estate Mortgage Investment Conduit

SCH - Scheduled Payment

SLOBS - Secured Lease Obligation Bonds

TBA - Security purchased on a forward commitment basis with an appropriate amount and no definitive maturity date. The actual principal amount and maturity will be determined upon settlement date.

USD - United States Dollar

WI - When and if issued securities

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $1,154,573,679)         $1,172,832,676
Foreign Currency at Value (Cost $1,565,539)             1,564,301
Receivable for Investments Sold                         8,622,533
Interest Receivable                                    15,308,885
Other Assets                                              168,105
Foreign Tax Reclaim Receivable                             38,228
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                       11,462
Prepaid Trustees' Fees                                      4,687
Prepaid Expenses and Other Assets                           2,190
                                                   --------------
    Total Assets                                    1,198,553,067
                                                   --------------
LIABILITIES
Payable to Custodian                                       17,394
Payable for Investments Purchased                      23,920,841
Variation Margin Payable                                  438,275
Advisory Fee Payable                                      284,784
Custody Fee Payable                                        35,904
Administrative Services Fee Payable                        27,620
Unrealized Depreciation of Spot Foreign Currency
  Contracts                                                22,342
Fund Services Fee Payable                                   3,727
Administration Fee Payable                                    605
Accrued Expenses                                           25,242
                                                   --------------
    Total Liabilities                                  24,776,734
                                                   --------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $1,173,776,333
                                                   --------------
                                                   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                                 $38,207,689
Dividend Income (Net of Foreign Withholding Tax
  of $6,749 )                                                       876,433
                                                                -----------
    Investment Income                                            39,084,122
EXPENSES
Advisory Fee                                       $1,657,846
Administrative Services Fee                           165,103
Custodian Fees and Expenses                           118,438
Fund Services Fee                                      17,465
Administration Fee                                     11,478
Trustees' Fees and Expenses                             7,668
Miscellaneous                                          28,651
                                                   ----------
    Total Expenses                                                2,006,649
                                                                -----------
NET INVESTMENT INCOME                                            37,077,473
NET REALIZED GAIN ON
  Investment Transactions                           2,234,088
  Futures Contracts                                 1,775,222
  Foreign Currency Contracts and Transactions              21
                                                   ----------
    Net Realized Gain                                             4,009,331
NET CHANGE IN UNREALIZED APPRECIATION OF
  Investments                                        (407,700)
  Futures Contracts                                    21,868
  Foreign Currency Contracts and Translations         (10,064)
                                                   ----------
    Net Change in Unrealized Appreciation                          (395,896)
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $40,690,908
                                                                -----------
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED     FOR THE FISCAL
                                                   APRIL 30, 1998      YEAR ENDED
                                                    (UNAUDITED)     OCTOBER 31, 1997
                                                   --------------   ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $   37,077,473   $     65,021,206
Net Realized Gain on Investments, Futures and
  Foreign Currency Contracts and Transactions           4,009,331          7,026,218
Net Change in Unrealized Appreciation of
  Investments, Futures and Foreign Currency
  Contracts and Translations                             (395,896)        10,966,639
                                                   --------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                       40,690,908         83,014,063
                                                   --------------   ----------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         225,862,656        464,045,823
Withdrawals                                          (174,332,170)      (451,810,195)
                                                   --------------   ----------------
    Net Increase from Investors' Transactions          51,530,486         12,235,628
                                                   --------------   ----------------
    Total Increase in Net Assets                       92,221,394         95,249,691
NET ASSETS
Beginning of Period                                 1,081,554,939        986,305,248
                                                   --------------   ----------------
End of Period                                      $1,173,776,333   $  1,081,554,939
                                                   --------------   ----------------
                                                   --------------   ----------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                                    FOR THE PERIOD
                                                       FOR THE        FOR THE FISCAL YEAR ENDED      JULY 12, 1993
                                                   SIX MONTHS ENDED          OCTOBER 31,           (COMMENCEMENT OF
                                                    APRIL 30, 1998    -------------------------   OPERATIONS) THROUGH
                                                     (UNAUDITED)      1997   1996   1995   1994    OCTOBER 31, 1993
                                                   ----------------   ----   ----   ----   ----   -------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    0.36%(a) 0.37% 0.37%  0.39%  0.46%                0.48%(a)
  Net Investment Income                                       6.71%(a) 6.70% 6.38%  6.68%  5.88%                4.91%(a)
Portfolio Turnover                                              53%(b)   93%  186%   293%   234%                 295%+

------------------------
(a) Annualized.

(b) Not annualized.

+ Portfolio turnover is for the twelve month period ended October 31, 1993, and includes the portfolio activity of the Portfolio's predecessor entity, The Pierpont Bond Fund, for the period November 1, 1992 through July 11, 1993.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Fixed Income Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no load, open-end management investment company which was organized as a trust under the laws of the State of New York on January 29, 1993. The portfolio commenced operations on July 12, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $91,653,371 on that date from J.P. Morgan Bond Fund (formerly The JPM Pierpont Bond Fund) in exchange for a beneficial interest in the portfolio. The portfolio's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in emerging and international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market and foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of debt, asset-backed and mortgage securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage securities can be significantly affected by changes in interest rates or rapid principal payments including pre-payments.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

      The portfolio's custodian or designated subcustodians, as the case may be, under triparty repurchase agreements,takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At April 30, 1998, the portfolio had open forward currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
PURCHASE CONTRACTS                                    VALUE        4/30/98     (DEPRECIATION)
-------------------------------------------------  -----------   -----------   --------------
German Mark 31,643,820, expiring 05/19/98........  $17,632,251   $17,652,677   $      20,426
French Franc 126,801,563, expiring 05/19/98......   20,869,234    21,094,094         224,860

                                                   SETTLEMENT
SALES CONTRACTS                                       VALUE
-------------------------------------------------  -----------
German Mark 31,643,820, expiring 05/19/98........  $17,485,672   $17,652,678   $    (167,006)
German Mark 75,410,361, expiring 07/30/98........   42,339,207    42,231,606         107,601
French Franc 126,801,563, expiring 05/19/98......   20,897,799    21,094,095        (196,296)
French Franc 25,400,000, expiring 07/31/98.......    4,264,464     4,242,587          21,877
                                                                               --------------
Net Unrealized Appreciation on Forward Foreign
 Currency Contracts..............................                              $      11,462
                                                                               --------------
                                                                               --------------

      SUMMARY OF OPEN SPOT FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR
                                                   CONTRACTUAL    VALUE AT     NET UNREALIZED
PURCHASE CONTRACTS                                    VALUE        4/30/98      DEPRECIATION
-------------------------------------------------  -----------   -----------   --------------
French Franc 25,337,931, expiring 05/04/98.......  $ 4,232,865   $ 4,210,523   $     (22,342)

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------
      correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. Futures open at April 30, 1998 are summarized as follows:

      SUMMARY OF OPEN CONTRACTS AT APRIL 30, 1998

                                                                     NET UNREALIZED   PRINCIPAL AMOUNT
                                                   CONTRACTS SHORT    APPRECIATION      OF CONTRACTS
                                                   ---------------   --------------   ----------------
U.S. Long Bond, expiring June 1998...............              94    $     100,811    $    11,401,374

   f) The fund may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

   g) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment advisory agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the portfolio pays Morgan at an annual rate of 0.30% of the portfolio's average daily net assets. For the six months ended April 30, 1998, this fee amounted to $1,657,846.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1998, the fee for these services amounted to $11,478.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate

THE U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1998
--------------------------------------------------------------------------------
      average daily net assets of the portfolio and the other portfolios for which Morgan acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, and certain other investors in the master portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the six months ended April 30, 1998, the fee for these services amounted to $165,103.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $17,465 for the six months ended April 30, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of J.P. Morgan Funds (formerly The JPM Pierpont Funds), J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds), and the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $3,700.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 1998, were as follows:

                                                     COST OF        PROCEEDS
                                                    PURCHASES      FROM SALES
                                                   ------------   ------------
U.S. Government and Agency Obligations...........  $331,248,442   $344,952,944
Corporate and Collateralized Obligations.........   334,346,650    230,317,983
                                                   ------------   ------------
                                                   $665,595,092   $575,270,927
                                                   ------------   ------------
                                                   ------------   ------------

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN FUNDS

            PRIME MONEY MARKET FUND

            FEDERAL MONEY MARKET FUND

            TAX EXEMPT MONEY MARKET FUND

            CALIFORNIA MONEY MARKET FUND

            SHORT TERM BOND FUND

            BOND FUND

            GLOBAL STRATEGIC INCOME FUND

            EMERGING MARKETS DEBT FUND

            TAX EXEMPT BOND FUND

            NEW YORK TOTAL RETURN BOND FUND

            CALIFORNIA BOND FUND: SELECT SHARES

            DIVERSIFIED FUND

            DISCIPLINED EQUITY FUND

            U.S. EQUITY FUND

            U.S. SMALL COMPANY FUND

            U.S. SMALL COMPANY OPPORTUNITIES FUND

            TAX AWARE U.S. EQUITY FUND: SELECT SHARES

            INTERNATIONAL EQUITY FUND

            EUROPEAN EQUITY FUND

            JAPAN EQUITY FUND

            INTERNATIONAL OPPORTUNITIES FUND

            EMERGING MARKETS EQUITY FUND

            GLOBAL 50 FUND: SELECT SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS,
CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.


J.P. MORGAN
BOND FUND


SEMI-ANNUAL REPORT
APRIL 30, 1998